EXHIBIT 10(C)(24)

             AMENDMENT TWENTY-FOUR TO INSURANCE PROCESSING AGREEMENT

This document is Amendment Twenty-Four to the Insurance Processing Agreement made and entered into effective June 1, 1993, and amended by Amendment One to Insurance Processing Agreement dated June 4, 1998; Amendment Two to Insurance Processing Agreement dated September 25, 1998; Amendment Three to Insurance
Processing  Agreement  dated  October  19,  1998;  Amendment  Four to  Insurance
Processing Agreement dated December 15, 1998; Amendment Five to Insurance Processing Agreement dated March 25, 1999; Amendment Six to Insurance Processing Agreement dated May 10, 1999; Amendment Seven to Insurance Processing Agreement dated June 24, 1999; Amendment Eight to Insurance Processing Agreement dated August 5, 1999; Amendment Nine to Insurance Processing Agreement dated October 1, 1999; Amendment Ten to Insurance Processing Agreement dated January 31, 2000; Amendment Eleven to Insurance Processing Agreement dated March 1, 2000;
Amendment  Twelve to  Insurance  Processing  Agreement  dated  April  19,  2000;
Amendment Thirteen to Insurance Processing Agreement dated July 31, 2000; Amendment Fourteen to Insurance Processing Agreement dated September 25, 2000;
Amendment  Fifteen to Insurance  Processing  Agreement  dated  October 31, 2000;
Amendment Sixteen to Insurance Processing Agreement dated November 29, 2000; Amendment Seventeen to Insurance Processing Agreement dated January 24, 2001;
Amendment  Eighteen to  Insurance  Processing  Agreement  dated March 14,  2001;
Amendment  Nineteen  to  Insurance  Processing  Agreement  dated  May  4,  2001;
Amendment Twenty to Insurance Processing Agreement dated June 28, 2001; Amendment Twenty-One to Insurance Processing Agreement dated September 4, 2001; Amendment Twenty-Two to Insurance Processing Agreement dated October 11, 2001; and Amendment Twenty-Three to Insurance Processing Agreement dated November 30, 2001 (the "Agreement"), by and between American National Insurance Company ("American National"), a Texas corporation, and Legacy Insurance Processing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

     1. Section 6.1 of the Agreement is hereby deleted in its entirety, and the following new Section 6.1 shall be substituted therefor:

     "Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on May 31, 2002, the term of this Agreement. This Agreement may be renewed by mutual agreement for additional successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty
     (180) days prior to termination."



Except as specifically amended hereby, all terms and provisions of the Insurance Processing Agreement shall remain in full force and effect.



IN WITNESS HEREOF, the parties hereto have executed this Agreement.

LEGACY MARKETING GROUP                      AMERICAN NATIONAL INSURANCE COMPANY

By: /s/ H. Lynn Stafford                    By: /s/ Kelly M. Collier

Title: Chief Information Officer            Title: Vice President

Witness: /s/ Stephanie Molteni              Witness: /s/ Lori Herrera

Date: March 1, 2002                         Date: March 1, 2002